UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2021

Liberty Star Uranium & Metals Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-50071	90-0175540
(Commission	(IRS Employer
File Number)	Identification No.)

2 East Congress St. Ste 900, Tucson, AZ	85701
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (520) 425-1433

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LBSR	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Change in Registrants Certifying Accountant

(a)	Previous Independent Accountant

On August 19, 2021 the Company dismissed MaloneBailey, LLP, as the Company’s auditor for the fiscal year ending January 31, 2022. The decision to dismiss the auditor was recommended and approved by the Company’s Board of Directors.

The reports of MaloneBailey, LLP for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to any uncertainty, audit scope or accounting principle except with respect to an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern. During the Company’s two most recent fiscal years and any subsequent interim period up to and including the date of the Company’s dismissal of MaloneBailey, LLP, there have been no (i) disagreements with MaloneBailey, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaloneBailey, LLP, would have caused them to make reference thereto in their reports on the financial statements for such periods; or (ii) reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto, except for the material weaknesses described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended January 31, 2021.

The Company provided MaloneBailey, LLP with a copy of this report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained herein, and if not, stating the respect with which it does not agree. A copy of MaloneBailey, LLP’s letter to the Securities and Exchange Commission is filed as Exhibit 16.4 to this Current Report on Form 8-K.

(b)	New Independent Accountant

On August 19, 2021 the Company’s Board of Directors appointed the firm of Turner, Stone & Company, LLP, 12700 Park Central Drive, Suite 1400, Dallas, TX 75251, as independent auditors of the Company for the fiscal year ending January 31, 2022.

During the two most recent fiscal years and any subsequent interim period, neither the Company, nor anyone on its behalf, consulted with Turner, Stone & Company, LLP regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did the entity of Turner, Stone & Company, LLP, provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company’s two most recent fiscal years and subsequent interim period, the Company has not consulted the entity of Turner, Stone & Company, LLP, on any matter that was the subject of a disagreement or a reportable event.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

16.4	Letter from MaloneBailey, LLP regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM & METALS CORP.

Dated: August 24, 2021	/s/ Patricia Madaris
Patricia Madaris, VP Finance & CFO